UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 20, 2008

PURPLE BEVERAGE COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52450	01-0670370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Las Olas Blvd, Suite 830 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 462-8757

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Reference is made to the subscription agreement (the “Subscription Agreement”) effective December 12, 2007, between Purple Beverage Company, Inc. (the “Company”) and the holders named therein, as amended to date. On November 20, 2008, the Company sought approval from its investors to terminate all restrictive covenants and all most favored nation price protection features applicable to shares and warrants set forth in the Subscription Agreement in connection with any financings to be consummated by the Company on or prior to January 31, 2009 whereby the Company issues securities at a price below $0.10 per share, or issues securities priced at market or at a discount to market.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*
10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*
10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008.
10.4***	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of September 3, 2008.
10.5***	Form of Warrant Assignment Agreement, dated as of September 3, 2008.
10.6****	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of October 6, 2008.
10.7	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of November 20, 2008.

*	Previously filed as Exhibits 10.7 and 10.8, respectively, to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008.
***	Previously filed as Exhibits 10.4 and 10.5, respectively, to Current Report on Form 8-K filed September 3, 2008.
****	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed October 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

Dated: November 20, 2008	By:	/s/ Theodore Farnsworth
Name: Theodore Farnsworth Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*
10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*
10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008.
10.4***	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of September 3, 2008.
10.5***	Form of Warrant Assignment Agreement, dated as of September 3, 2008.
10.6****	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of October 6, 2008.
10.7	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of November 20, 2008.

*	Previously filed as Exhibits 10.7 and 10.8, respectively, to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008.
***	Previously filed as Exhibits 10.4 and 10.5, respectively, to Current Report on Form 8-K filed September 3, 2008.
****	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed October 10, 2008.